SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549
______________________________________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 12, 2007

Date of report (Date of earliest event reported)

BIOLIFE SOLUTIONS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-18170	94-3076866
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

171 Front Street, Owego, New York 13827
(Address of principal executive offices, including zip code)

(607) 687-4487
(Registrant’s telephone number, including area code)

______________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The disclosure set forth in Item 3.02 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 3.02

UNREGISTERED SALE OF EQUITY SECURITIES

On February 12, 2007, the Company entered into a Note Purchase Agreement with Thomas Girschweiler, a director and stockholder of the Company.  On February 13, 2007, the Company entered into a Note Purchase Agreement with Walter Villiger, an affiliate of the Company.  Pursuant to such agreements, Messrs. Girschweiler and Villiger (together, the “Investors”) purchased from the Company promissory notes (“Notes”) in the aggregate principal amount of $750,000.  Each Note, together with interest accrued thereon at the rate of seven percent (7%) per annum (collectively, the “Conversion Amount”), shall become due and payable in one lump sum on the earlier of (x) the second anniversary of the date of such Note, or (y) an Event of Default (as defined in the Notes).  In addition, if the Note is outstanding at the time of any bona fide equity financing of the Company of at least $1,000,000 (excluding conversion of the Notes) (a “Financing”), then the Investor may convert the Note into that number of shares or units of the equity security(ies) of the Company sold in the Financing (“New Equity Securities”) as is equal to the Conversion Amount divided by 85% of the per share or per unit purchase price of the New Equity Securities.  In connection with the purchase of the Notes, each Investor received a loan origination fee equal to 10% of the principal amount of the Note purchased by such Investor, payable in shares of the Company’s common stock based on the closing price of the shares on the OTCBB on the day preceding the date of purchase of the Note.  The Notes were sold pursuant to an exemption from registration under Regulation S of the Securities Act of 1933, as amended.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibits:

10.1

Note Purchase Agreement, dated February 12, 2007, between the Company and Thomas Girschweiler.

10.2

Promissory Note, dated February 12, 2007, issued by the Company to Thomas Girschweiler.

10.3

Note Purchase Agreement, dated February 13, 2007, between the Company and Walter Villiger.

10.4

Promissory Note, dated February 13, 2007, issued by the Company to Walter Villiger.

99.1

Press release issued by the Company on February 13, 2007.

Signatures:

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 15, 2007		BIOLIFE SOLUTIONS, INC.

	By:	/s/ Michael P. Rice
Michael P. Rice
President and Chief Executive Officer (Principal Executive Officer)

Exhibit Index

No.

Description

10.1

Note Purchase Agreement, dated February 12, 2007, between the Company and Thomas

Girschweiler.

10.2

Promissory Note, dated February 12, 2007, issued by the Company to Thomas Girschweiler.

10.3

Note Purchase Agreement, dated February 13, 2007, between the Company and Walter Villiger.

10.4

Promissory Note, dated February 13, 2007, issued by the Company to Walter Villiger.

99.1

Press release issued by the Company on February 13, 2007.

4